AZZ Inc. Appoints Carol R. Jackson
and Clive A. Grannum to
the Board of Directors

February 4, 2021– FORT WORTH, TX - AZZ Inc. (NYSE:AZZ), a global provider of metal coating services, welding solutions, specialty electrical equipment, and highly engineered services, today announced the appointments of two new independent directors, Carol R. Jackson and Clive A. Grannum, to AZZ’s Board of Directors. Both Ms. Jackson and Mr. Grannum will serve as directors until they stand for election at AZZ’s next Annual Shareholders meeting in July 2021.

Ms. Jackson currently serves as President, Chief Executive Officer and Chairman of the Board of HarbisonWalker International, the largest supplier of ceramic refractories in the U.S. with operations in the U.S., Canada, Mexico, Europe, and Southeast Asia, and commercial interests globally. Prior to joining HarbisonWalker, Ms. Jackson held a number of senior leadership roles at Carpenter Technology Corporation and PPG Industries, Inc., including General Manager of PPG’s Global Powder Coatings business. Ms. Jackson currently serves as a member of the board of directors and a member of the Audit, Nominating and Corporate Governance, and Scientific Advisory Committees of Sensient Technologies Corporation, a leading global developer, manufacturer, and marketer of colors, flavors, and fragrances. She also serves as Chairman and President of the World Refractories Association and is a director of Junior Achievement of Western Pennsylvania. Ms. Jackson holds a B.S. degree in Business Administration from Duquesne University, an M.B.A. from Carnegie Mellon University, and a Juris Doctorate from the University of Pittsburgh.

Mr. Grannum currently serves as President, Performance Alloys and Composites of Materion Corporation, a leading advanced materials supplier. Prior to joining Materion, Mr. Grannum served as Corporate Vice President, Corporate Officer and President – Global Chlorinated Organics at Olin Corporation. Prior to joining Olin, Mr. Grannum held a number of senior leadership roles at Dow Chemical Company, including President, Global Chlorinated Organics and SAFECHEM. Prior to joining Dow Chemical, he served as the Vice President of Plastic Additives for Rohm and Haas Company. Prior to Rohm and Haas, Mr. Grannum held multiple roles of increasing responsibility at The BOC Group and The ICI Group, with the last role being Vice President of ICI and Senior Vice President, Uniqema Americas. Mr. Grannum also serves as a director on the Boards of the Boys and Girls Clubs of Greater Saint Louis, an organization devoted to inspiring and enabling youth to reach their full potential, and MediNova N.Y., a non-profit organization that provides medical services free of charge to underprivileged communities. Mr. Grannum holds a B.S. degree in Aerospace Engineering from Boston University, and an M.B.A. from Yale University School of Management.

Mr. Daniel Feehan, Chairman of AZZ’s Board of Directors, said, “We are pleased to welcome Carol and Clive as new independent directors on AZZ’s Board. Carol has built a distinguished career within both the Industrial and Coatings markets, and Clive brings experience in global manufacturing, business development, process improvement, and transformational growth. Their skills and experiences complement our existing directors’ industry and executive leadership experience and expertise in operations, finance, M&A, and governance/oversight.”

Mr. Feehan further noted, “The addition of Carol and Clive is another step in our ongoing board refreshment process.” The appointments were the result of a comprehensive search process conducted by the Board, with the assistance of a leading independent search firm, as part of the Board’s commitment to regular refreshment.

On February 1, 2021, Mr. Kevern R. Joyce, announced his retirement from his position as a member of the Board of AZZ. Mr. Feehan concluded “Mr. Joyce has served the shareholders of AZZ with honor and distinction throughout his 24-year tenure on the Board, including six years as Chairman. His valuable experience in the energy field and seasoned governance perspective will be missed. We thank him for his service.” Following Mr. Joyce’s retirement from the Board and with the appointments of Ms. Jackson and Mr. Grannum, the Company expects the Board to be comprised of nine members, eight of whom are independent, four of whom have been added within the last five years, and three of whom are gender or ethnically diverse. Mr. Feehan added, “We are confident that our new independent directors will make valuable contributions to AZZ’s strategic direction. We look forward to working on behalf of all stakeholders to continue driving future growth and enhancing shareholder value.”

About AZZ Inc.

AZZ Inc. is a global provider of metal coating solutions, welding solutions, specialty electrical equipment and highly engineered services to the power generation, transmission, distribution, and industrial markets. AZZ Metal Coatings is a leading provider of metal finishing solutions for corrosion protection, including hot dip galvanizing to the North American steel fabrication industry. AZZ Infrastructure Solutions is dedicated to delivering safe and reliable transmission of power from generation sources to end customers, and automated weld overlay solutions for corrosion and erosion mitigation to critical infrastructure in the energy markets worldwide.

Safe Harbor Statement
Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This press release may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially be adversely impacted by the ongoing COVID-19 pandemic. We could also experience fluctuations in prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; supply-chain vendor delays ; customer requested delays of our products or services; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 29, 2020 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Company Contact:
David Nark, Senior Vice President of Marketing, Communications and Investor Relations
AZZ Inc.
(817) 810-0095
www.azz.com

Investor Contact:
Joe Dorame, Managing Partner
Lytham Partners
(602) 889-9700
www.lythampartners.com